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                                                     GENERAL INSTRUMENT CORPORATION                                    Exhibit 21

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Company Name                                                                                                  Place of Incorporation
- -------------                                                                                                 ----------------------
GENERAL INSTRUMENT CORPORATION .......................................................................        Delaware
   (Formerly FLGI Holding Corp.)

    GENERAL INSTRUMENT CORPORATION OF DELAWARE .......................................................        Delaware
       (Formerly GI Corporation and General Instrument Corporation)

        ATC Corp. (Formerly American Totalisator Company, Inc.) ......................................        Delaware
        Cable/Home Communication Corp. ...............................................................        Delaware
         Access Control Center, Inc. (Formerly DBS Authorization Center, Inc.) .......................        Delaware
         Charger Industries ..........................................................................        California
         CommScope, Inc. .............................................................................        North Carolina
                  Cable Transport, Inc. ..............................................................        North Carolina
         DBS Services, Inc. ..........................................................................        California
         VideoCipher Finance Corporation .............................................................        California
        Century Components, Inc. .....................................................................        Delaware
        Ensambladora de Matamoros, S.A ...............................................................        Mexico
        General Instrument of Arizona, Inc. ..........................................................        Delaware
        General Instrument Australia Pty. Ltd. .......................................................        Australia
        General Instrument Belgium B.V.B.A ...........................................................        Belgium
        General Instrument do Brazil Comunicacoes Ltd. ...............................................        Brazil
        General Instrument of Canada Inc. ............................................................        Canada
        General Instrument Deutschland GmbH ..........................................................        Germany
        General Instrument Europe N.V ................................................................        Belgium
        General Instrument Foreign Sales Corp. .......................................................        Barbados
        General Instrument France S.A ................................................................        France
        General Instrument High Definition Television Corporation ....................................        Delaware
        General Instrument Hong Kong Limited .........................................................        Hong Kong
        General Instrument India Holdings, Inc. ......................................................        Delaware
        General Instrument International Corp. .......................................................        New York
         General Instrument Japan, Ltd. ..............................................................        Japan
        General Instrument Italia S.r.L ..............................................................        Italy
        General Instrument Ireland ...................................................................        Ireland
        General Instrument de Mexico, S.A. de C.V ....................................................        Mexico
        General Instrument PSD (China) Holdings, Inc. ................................................        Delaware
         General Instrument PSD (China) Co., Ltd. ....................................................        Rep. of China
        General Instrument (Puerto Rico), Inc. .......................................................        Delaware
        General Instrument Remittance Products, Inc. .................................................        Florida
        General Instrument Semiconductor Industries, Inc. ............................................        Delaware
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                                                  GENERAL INSTRUMENT CORPORATION
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Company Name                                                                                                  Place of Incorporation
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
         SI - General Instrument Semiconductor Industries, Inc. ......................................        Delaware
                  General Instrument Ireland (formerly General Semiconductor Ireland) ................        Ireland
                           General Instrument Europe Limited .........................................        Ireland
         General Instrument Services, Inc. ...........................................................        Delaware
         General Instrument (Singapore) Pte. Ltd. ....................................................        Singapore
         General Instrument of Taiwan, Ltd. ..........................................................        Rep. of China
         General Instrument (UK) Ltd. ................................................................        U.K.
                  Amplevalue Ltd. ....................................................................        U.K.
                  General Instrument Microelectronics Limited ........................................        U.K.
                  General Instrument (Music Services) Limited ........................................        U.K.
                  General Instrument Services Ltd. ...................................................        U.K.
                  Sharpstep Ltd. .....................................................................        U.K.
         Jerrold DC Radio, Inc. ......................................................................        Delaware

NEXT LEVEL COMMUNICATIONS ............................................................................        California




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                         GENERAL INSTRUMENT CORPORATION

                                 JOINT VENTURES


                          Japan VideoCipher Corporation
          Vision Cables Pty. Ltd. (CommScope Australian joint venture)


                                  PARTNERSHIPS


                         Digital Cable Radio Associates